UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 14, 2026

ELME COMMUNITIES
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7550 WISCONSIN AVE, SUITE 900, BETHESDA, MD 20814
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	ELME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

As previously disclosed, on November 12, 2025, certain indirect subsidiaries of Elme Communities, a Maryland real estate investment trust (the “Company”), as borrowers (collectively, the “Borrowers”), and Goldman Sachs Bank USA, as lender (the “Lender”), entered into that certain Loan Agreement (the “Loan Agreement”) pursuant to which the Lender made a senior secured term loan of $520.0 million (the “Term Loan”) to the Borrowers. Pursuant to the Loan Agreement, the Term Loan was secured by first priority mortgages and security interests on all 10 properties that remained under the Company following the closing of the sale of 19 multifamily assets to an affiliate of Cortland Partners, LLC in November 2025, which, at the time, were directly owned by the Borrowers, and included: Riverside Apartments, Elme Bethesda, Elme Germantown, Elme Watkins Mill, 3801 Connecticut Avenue, Kenmore Apartments, Elme Conyers, Elme Marietta, Elme Sandy Springs, and Watergate 600. In addition, the Term Loan was secured by pledges of all equity interests in the Borrowers, along with all other personal property of the Borrowers. The Company provided a customary non-recourse carveout guaranty. The Loan Agreement contained certain affirmative and negative covenants with which Borrowers were required to comply, including maintenance of insurance, single-purpose bankruptcy, remote entity requirements, reporting requirements and restrictions on property and equity transfers and the granting of liens. Customary events of default were included in the Loan Agreement, including nonpayment of principal and other amounts when due, nonperformance of covenants, breach of representations and warranties, certain bankruptcy or insolvency events and changes in control, the occurrence of which gave Lender the right to accelerate repayment of the Term Loan.

The Term Loan was scheduled to mature on November 9, 2026, subject to a one-year Borrower’s extension option, which was subject to satisfaction of certain specified conditions, including the payment of an extension fee equal to 0.25% of the then outstanding principal amount of the Term Loan and the requirement that no more than $312 million of the Term Loan may be outstanding on the first day of the extended term. The Term Loan bore interest at a per annum rate equal to the one-month term SOFR (subject to a term SOFR floor of 3.00%) plus the spread.

Prior to the closing of the sale of Riverside Apartments, as described in more detail below, the remaining outstanding balance of the Term Loan was approximately $198.6 million.

On September 14, 2026, the Company used a portion of the proceeds from the sale of Riverside Apartments, as described in more detail below, to cause the repayment in full of all remaining indebtedness, liabilities and other obligations under, and terminated, the Loan Agreement and other loan documents evidencing the Term Loan. In connection with such repayment, all mortgages and liens on the remaining properties securing the Term Loan were released.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on July 23, 2026, Elme Riverside Apartments LLC, a wholly-owned subsidiary of the Company (“Riverside Seller”), entered into a Purchase and Sale Agreement (the “Riverside Agreement”) with FPA Multifamily, LLC (the “Riverside Buyer”) for the sale of Riverside Apartments, a 1,222 unit community located in Alexandria, Virginia and related undeveloped land. The Riverside Buyer has previously entered into three other purchase and sale agreements for the purchase of four other Company properties (consisting of a purchase and sale agreement for both Elme Sandy Springs and Elme Marietta which were sold in February 2026 and separate purchase and sale agreements for each of the Company’s two remaining Washington, D.C. properties). Each of these purchase and sale agreements, including the Riverside Agreement, was negotiated independently and none have been or are contingent on any other purchase and sale agreement between the parties.

On September 14, 2026, the Riverside Seller completed the sale of Riverside Apartments to Riverside Buyer, for a purchase price of $250.0 million, subject to customary prorations and adjustments.

The foregoing description of the Riverside Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Riverside Agreement, which is filed as Exhibit 10.8 to the Company’s Quarterly Report on 10-Q filed on July 31, 2026 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following pro forma financial statements reflect the Riverside disposition and repayment of the Term Loan described above and the previously reported Elme Bethesda disposition that occurred on August 11, 2026. The following pro forma financial statements also reflect the disposition of the Company’s two remaining properties, 3801 Connecticut Avenue and The Kenmore, given that each disposition has been determined to be probable, in accordance with Article 11 of Regulation S-X. The disposition of each of 3801 Connecticut Avenue and The Kenmore is expected to close in late September or early October 2026 but neither has been consummated and each remains subject to specified closing conditions.

1.Introduction
2.Elme Communities Unaudited Pro Forma Consolidated Statement of Net Assets as of June 30, 2026 (Liquidation Basis) and notes thereto.
3.Elme Communities Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the six months ended June 30, 2026 (Liquidation Basis) and notes thereto.
4.Elme Communities Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the period from November 1, 2025 to December 31, 2025 (Liquidation Basis) and notes thereto.
5.Elme Communities Unaudited Pro Forma Condensed Consolidated Statement of Operations for the ten months ended October 31, 2025 (Going Concern Basis) and notes thereto.
6.Elme Communities Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income (Loss) for the ten months ended October 31, 2025 (Going Concern Basis) and notes thereto.

Forward-Looking and Cautionary Statements

Certain statements in this Current Report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Additional factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to: Elme’s ability to remain listed on the NYSE and its expected timeline for doing so; the possibility of converting to a liquidating trust or other liquidating entity and Elme’s ability to transfer its remaining assets and liabilities to a liquidating trust; Elme’s ability to terminate its existence by voluntary dissolution on the terms and timeline anticipated; Elme’s ability to successfully complete the sales of its remaining assets, including successful completion of all closing conditions applicable to assets under contract, on the terms and timeline anticipated, or at all; changes in the amount and timing of additional liquidating distributions, including as a result of unexpected levels of transaction, general and administrative and other liquidation costs, changes in the gross asset sales proceeds for the sale of the remaining properties from prior estimates, delayed or terminated closings, liquidation costs or unpaid or additional liabilities and obligations; the possibility, mechanics and timing of converting to a liquidating trust or other liquidating entity; the ability of the Elme’s Board of Trustees to terminate the Plan of Sale and Liquidation; the response of Elme’s residents, tenants and business partners to the Plan of Sale and Liquidation; potential difficulties in employee retention as a result of the on-going Plan of Sale and Liquidation; the outcome of legal proceedings that may be instituted against Elme, its trustees and others, including those related to the Portfolio Sale Transaction, completed and future property sales and the Plan of Sale and Liquidation; the risk that disruptions caused by or relating to the Plan of Sale and Liquidation will harm Elme’s business, including current plans and operations; risks relating to the market value of Elme’s common shares; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Plan of Sale and Liquidation; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of Elme’s properties and potential illiquidity of Elme’s remaining real estate investments); whether or not the sale of one or more of Elme’s properties may be considered a prohibited transaction under the Internal Revenue Code of 1986, as amended; Elme’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes; the occurrence of any event, change or other circumstances that could give rise to the termination of the Plan of Sale and Liquidation; the risks associated with ownership of real estate in general and Elme’s real estate assets in particular; general economic and market developments and conditions; and volatility and uncertainty in the financial markets.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect Elme’s businesses in the “Risk Factors” section of Elme’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Elme from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. While forward-looking statements reflect Elme’s good faith beliefs, they are not guarantees of future performance. Elme undertakes no obligation to update its forward-looking statements or risk factors to reflect new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELME COMMUNITIES
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

September 18, 2026
(Date)

ELME COMMUNITIES
INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET ASSETS,
CONDENSED CONSOLIDATED STATEMENTS OF CHANGE IN NET ASSETS, CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)

On November 12, 2025, Elme Communities (“Elme”, “we” or the “Company”) completed the previously announced sale of Elme’s interests in Echo Sub LLC, a Delaware limited liability company (“Echo Sub”), for an aggregate contract sale price of $1.606 billion, subject to customary adjustments (the “Portfolio Sale Transaction”). Immediately prior to the closing of the Portfolio Sale Transaction, Echo Sub owned all the equity interests in the Elme subsidiaries that owned the following 19 multifamily properties (the “Cortland Portfolio”):

1.Cascade at Landmark, 300 Yoakum Parkway, Alexandria, VA 22304
2.Clayborne, 820 South Columbus Street, Alexandria, VA 22314
3.Elme Alexandria, 205 Century Place, Alexandria, VA 22304
4.Bennett Park, 1601 Clarendon Boulevard, Arlington, VA 22209
5.Park Adams, 2000 N Adams Street, Arlington, VA 22201
6.The Maxwell, 4200 North Carlin Springs Road, Arlington, VA 22203
7.The Paramount, 1425 South Eads Street, Arlington, VA 22202
8.The Wellington, 1850 Columbia Pike, Arlington, VA 22204
9.Trove, 1201 South Ross St, Arlington, VA 22204
10.Roosevelt Towers, 500 North Roosevelt Boulevard, Falls Church, VA 22044
11.Elme Dulles, 13690 Legacy Circle, Herndon, VA 20171
12.Elme Herndon, 2511 Farmcrest Drive, Herndon, VA 20171
13.Elme Leesburg, 86 Heritage Way NE, Leesburg, VA 20176
14.Elme Manassas, 10519 Lariat Lane, Manassas, VA 20109
15.The Ashby at McLean, 1350 Beverly Road, McLean, VA 22101
16.Yale West, 443 New York Avenue NW, Washington, DC 20001
17.Elme Druid Hills, 2696 N Druid Hills Rd, Atlanta, GA 30329
18.Elme Cumberland, 8 Cumberland Way SE, Smyrna, GA 30080
19.Elme Eagles Landing, 860 and 900 Rock Quarry Road, Stockbridge, GA 30281

Following the Portfolio Sale Transaction, the Company owned 10 properties, all of which were expected to be sold subject to a Plan of Sale and Liquidation which was approved by the Company’s shareholders on October 30, 2025.

On November 12, 2025, in connection with the closing of the Portfolio Sale Transaction, the Company caused the repayment in full of all indebtedness, liabilities and other obligations under, and terminated, each of (i) the Third Amended and Restated Credit Agreement, dated July 10, 2024, by and among the Company, as borrower, the financial institutions party thereto as lenders, and Wells Fargo Bank, National Association, as administrative agent (the “Revolver”), (ii) the Term Loan Agreement, dated January 10, 2023, as amended by and among the Company, the lenders party thereto, and Truist Bank, as administrative agent (the “ Existing Term Loan”), and (iii) the Note Purchase Agreement, dated September 29, 2020, by and among the Company and other parties named therein as purchasers (the “NPA Notes”). On November 12, 2025, also in connection with the closing of the Portfolio Sale Transaction, the Company provided notice to the holders of its 7.25% senior notes due 2028 (the “Senior Notes”, and together with the Revolver, the Existing Term Loan and the NPA Notes, the “Prepaid Indebtedness”). In connection with the redemption of the Senior Notes, on November 12, 2025, the Company caused funds sufficient to pay and discharge the entire indebtedness on the Senior Notes and all other sums payable by the Company under the Indenture to be irrevocably deposited with the Trustee and, accordingly, the Indenture with respect to the Senior Notes was satisfied and discharged, except with respect to those obligations under the Indenture that expressly survive satisfaction and discharge. Also on November 12, 2025, certain indirect subsidiaries of the Company, as borrowers (collectively, the “Borrowers”), and Goldman Sachs Bank USA, as lender (the “Lender”), entered into that certain Loan Agreement (the “Loan Agreement”)

pursuant to which the Lender has made a senior secured term loan of $520.0 million (the “Term Loan”) to the Borrowers, which was secured by first priority mortgages and security interests on all 10 properties that remained under the Company following the closing of the Portfolio Sale Transaction.

As of June 30, 2026, the Company has completed the sale of six of its remaining properties – five of its multifamily properties, Elme Sandy Springs, Elme Marietta, Elme Conyers, Elme Germantown and Elme Watkins Mill, and its remaining office property, Watergate 600 – for aggregate gross proceeds of approximately $294 million.

As previously disclosed in Elme Communities’ Current Report on Form 8-K filed on August 14, on August 11, 2026, Elme completed the sale of Elme Bethesda for a purchase price of $58.0 million, subject to customary prorations and adjustments (the “Bethesda Disposition”).

As discussed further above, on September 14, 2026, Elme completed the sale of Elme Riverside Apartments for a purchase price of $250.0 million, subject to customary prorations and adjustments (the “Riverside Disposition”). In connection with the sale, the remaining balance on the Term Loan was paid in full.

The following unaudited pro forma financial information also reflects the disposition of each of 3801 Connecticut Avenue (the “3801 Connecticut Disposition”) and The Kenmore (the “Kenmore Disposition”) given that each disposition has been determined to be probable, in accordance with Article 11 of Regulation S-X. The disposition of each of 3801 Connecticut Avenue and The Kenmore is expected to close in late September or early October 2026 but neither has been consummated and each remains subject to specified closing conditions.

The following unaudited pro forma financial information has been derived from and should be read in conjunction with the consolidated financial statements and notes thereto included in Elme Communities' Annual Report on Form 10-K for the twelve months ended December 31, 2025 and Elme Communities' Quarterly Report on Form 10-Q for the six months ended June 30, 2026.

The Unaudited Pro Forma Consolidated Statement of Net Assets as of June 30, 2026 presents consolidated financial information as if the Bethesda Disposition, Riverside Disposition, 3801 Connecticut Disposition and Kenmore Disposition had taken place on June 30, 2026.

The Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the six months ending June 30, 2026 presents the pro forma results as if the Bethesda Disposition, Riverside Disposition, 3801 Connecticut Disposition and Kenmore Disposition had taken place on January 1, 2026.

The Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the period from November 1, 2025 to December 31, 2025 presents the pro forma results as if the Bethesda Disposition, Riverside Disposition, 3801 Connecticut Disposition and Kenmore Disposition had taken place on November 1, 2025.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the ten months ended October 31, 2025 presents the pro forma results of operations as if the disposition of the Cortland Portfolio, Existing Debt Prepayment, New Debt Origination, Bethesda Disposition, Riverside Disposition, 3801 Connecticut Disposition and Kenmore Disposition had each taken place as of January 1, 2025.

The Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income (Loss) for the ten months ended October 31, 2025 present the pro forma results of operations as if the disposition of the Cortland Portfolio, Existing Debt Prepayment, New Debt Origination, Bethesda Disposition, Riverside Disposition, 3801 Connecticut Disposition and Kenmore Disposition had each taken place as of January 1, 2025.

Explanations or details of the pro forma adjustments are in the notes to each of the unaudited consolidated pro forma financial statements.

The unaudited consolidated pro forma financial information is not necessarily indicative of what Elme’s actual results of operations or net assets in liquidation would have been had the transactions been consummated on the dates indicated, nor does it purport to represent Elme’s results of operations, financial position or net assets in liquidation for any future period. The pro forma results of operations for the periods ended October 31, 2025, December 31, 2025 and June 30, 2026 are not necessarily indicative of the operating results for these periods.

ELME COMMUNITIES AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET ASSETS
JUNE 30, 2026
(LIQUIDATION BASIS)
(IN THOUSANDS)

	Elme Communities	Bethesda Disposition		Riverside Disposition		3801 Connecticut Disposition		Kenmore Disposition		Pro Forma
Assets
Income producing property	$418,000	$(58,000)	(1)	$(250,000)	(4)	$(55,000)	(7)	$(55,000)	(10)	$—
Cash, cash equivalents and restricted cash	41,257	2,760	(3)	44,057	(6)	52,431	(9)	52,381	(12)	192,886
Rents and other receivables	1,153	(47)	(1)	(490)	(4)	(68)	(7)	(42)	(10)	506
Total assets	$460,410	$(55,287)		$(206,433)		$(2,637)		$(2,661)		$193,392
Liabilities
Liabilities for estimated costs in excess of estimated receipts during liquidation	$36,614	$(2,538)	(2)	$(6,672)	(5)	$(2,263)	(8)	$(2,191)	(11)	$22,950
Debt payable	251,042	(52,446)	(3)	(198,596)	(6)	—		—		—
Accounts payable and accrued expenses	5,098	(303)	(1)	(1,165)	(4)	(374)	(7)	(470)	(10)	2,786
Total liabilities	$292,754	$(55,287)		$(206,433)		$(2,637)		$(2,661)		$25,736

Net assets in liquidation	$167,656	$—		$—		$—		$—		$167,656

See accompanying notes to the pro forma consolidated statement of net assets.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET ASSETS
JUNE 30, 2026

(1)     Represents the elimination of assets or liabilities, as applicable, associated with the Bethesda Disposition.

(2)    Represents the elimination of the costs in excess of estimated receipts associated with the Bethesda Disposition.

(3)    Represents the net proceeds of the Bethesda Disposition and the portion used to repay a portion of the Term Loan, comprised of the following (in thousands):

Estimated Net Proceeds	Adjustment
$58,000	Represents the contract sale price of the Bethesda Disposition
(2,794)	Net adjustments and costs paid at closing
55,206	Net proceeds to seller
(52,446)	Debt repayment of the Secured Term Loan
$2,760	Net cash proceeds

(4)     Represents the elimination of assets or liabilities, as applicable, associated with the Riverside Disposition.

(5)    Represents the elimination of the costs in excess of estimated receipts associated with the Riverside Disposition.

(6)    Represents the net proceeds of the Riverside Disposition and the portion used to repay the remainder of the Term Loan, comprised of the following (in thousands):

Estimated Net Proceeds	Adjustment
$250,000	Represents the contract sale price of the Riverside Disposition
(7,347)	Net adjustments and costs paid at closing
242,653	Net proceeds to seller
(198,596)	Debt repayment of the Secured Term Loan
$44,057	Net cash proceeds

(7)     Represents the elimination of assets or liabilities, as applicable, associated with the probable 3801 Connecticut Avenue Disposition.

(8)    Represents the elimination of the costs in excess of estimated receipts associated with the probable 3801 Connecticut Avenue Disposition.

(9)    Represents the net proceeds of the probable 3801 Connecticut Avenue Disposition, comprised of the following (in thousands):

Estimated Net Proceeds	Adjustment
$55,000	Represents the contract sale price of the probable 3801 Connecticut Avenue Disposition
(2,569)	Net adjustments and costs paid at closing
$52,431	Net proceeds to seller

(10)     Represents the elimination of assets or liabilities, as applicable, associated with the probable Kenmore Disposition.

(11)    Represents the elimination of the costs in excess of estimated receipts associated with the probable Kenmore Disposition.

(12)    Represents the net proceeds of the probable Kenmore Disposition, comprised of the following (in thousands):

Estimated Net Proceeds	Adjustment
$55,000	Represents the contract sale price of the probable Kenmore Disposition
(2,619)	Net adjustments and costs paid at closing
$52,381	Net proceeds to seller

ELME COMMUNITIES AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT
OF CHANGES IN NET ASSETS
(LIQUIDATION BASIS)
(IN THOUSANDS)
(UNAUDITED)

	Elme Communities Six Months Ended June 30, 2026	Bethesda Disposition		Riverside Disposition		3801 Connecticut Disposition		Kenmore Disposition		Pro Forma
Net assets in liquidation, beginning of period	$238,915	$(1,854)		$(33,700)		$(9,930)		$(8,141)		$185,290
Changes in net assets in liquidation
Liquidation value of income producing property	(64,425)	2,500	(1)	39,500	(3)	11,100	(5)	9,800	(7)	(1,525)
Remeasurement of assets and liabilities, net	(6,834)	(646)	(2)	(5,800)	(4)	(1,170)	(6)	(1,659)	(8)	(16,109)
Net decrease in liquidation value	(71,259)	1,854		33,700		9,930		8,141		(17,634)
Changes in net assets in liquidation	(71,259)	1,854		33,700		9,930		8,141		(17,634)
Net assets in liquidation, end of period	$167,656	$—		$—		$—		$—		$167,656

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2026

(1)     Represents the change of liquidation value of the income producing property associated with the Bethesda Disposition.
(2)    Represents the remeasurement of assets and liabilities, net associated with the Bethesda Disposition.

(3)     Represents the change of liquidation value of the income producing property associated with the Riverside Disposition.
(4)    Represents the remeasurement of assets and liabilities, net associated with the Riverside Disposition.

(5)     Represents the change of liquidation value of the income producing property associated with the probable 3801 Connecticut Avenue Disposition.
(6)    Represents the remeasurement of assets and liabilities, net associated with the probable 3801 Connecticut Avenue Disposition.

(7)     Represents the change of liquidation value of the income producing property associated with the probable Kenmore Disposition.
(8)    Represents the remeasurement of assets and liabilities, net associated with the probable Kenmore Disposition.

ELME COMMUNITIES AND SUBSIDIARIES
UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
(LIQUIDATION BASIS)
(IN THOUSANDS)
(UNAUDITED)

	Elme Communities for the Period from November 1, 2025 to December 31, 2025	Bethesda Disposition		Riverside Disposition		3801 Connecticut Disposition		Kenmore Disposition		Pro Forma
Net assets in liquidation, beginning of period	$1,589,456	$(4,224)		$(66,412)		$(12,901)		$(16,790)		$1,489,129
Changes in net assets in liquidation
Liquidation value of income producing property	(46,375)	700	(1)	31,200	(3)	(600)	(5)	4,100	(7)	(10,975)
Remeasurement of assets and liabilities, net	(443)	1,670	(2)	3,597	(4)	(122)	(6)	(653)	(8)	4,049
Net decrease in liquidation value	(46,818)	2,370		34,797		(722)		3,447		(6,926)
Liquidating distributions payable	(1,303,723)	—		—		—		—		(1,303,723)
Changes in net assets in liquidation	(1,350,541)	2,370		34,797		(722)		3,447		(1,310,649)
Net assets in liquidation, end of period	$238,915	$(1,854)		$(31,615)		$(13,623)		$(13,343)		$178,480

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM NOVEMBER 1, 2025 TO DECEMBER 31, 2025

(1)    Represents the change of liquidation value of the income producing property associated with the Bethesda Disposition.
(2)    Represents the remeasurement of assets and liabilities, net associated with the Bethesda Disposition.

(3)    Represents the change of liquidation value of the income producing property associated with the Riverside Disposition.
(4)    Represents the remeasurement of assets and liabilities, net associated with the Riverside Disposition.

(5)    Represents the change of liquidation value of the income producing property associated with the probable 3801 Connecticut Avenue Disposition.
(6)    Represents the remeasurement of assets and liabilities, net associated with the probable 3801 Connecticut Avenue Disposition.

(7)    Represents the change of liquidation value of the income producing property associated with the probable Kenmore Disposition.
(8)    Represents the remeasurement of assets and liabilities, net associated with the probable Kenmore Disposition.

ELME COMMUNITIES AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TEN MONTHS ENDED OCTOBER 31, 2025
(GOING CONCERN BASIS)
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Elme Communities	Disposition of Cortland Portfolio		Existing Debt Prepayment		New Debt Origination		Bethesda Disposition		Riverside Disposition		3801 Connecticut Disposition		Kenmore Disposition
																Pro Forma
Revenue
Real estate rental revenue	$206,360	$(126,584)	(1)	$—		$—		$(4,757)	(2)	$(24,579)	(3)	$(5,847)	(4)	$(6,466)	(5)	$38,127
Expenses
Property operating and maintenance	49,962	(28,868)	(1)	—		—		(1,043)	(2)	(5,505)	(3)	(1,586)	(4)	(2,329)	(5)	10,631
Real estate taxes and insurance	26,640	(16,904)	(1)	—		—		(615)	(2)	(2,932)	(3)	(506)	(4)	(521)	(5)	5,162
Property management	7,494	(4,787)	(1)	—		—		(181)	(2)	(929)	(3)	(222)	(4)	(246)	(5)	1,129
General and administrative expenses	54,591	—		—		—		—		—		—		—		54,591
Depreciation and amortization	78,162	(49,256)	(1)	—		—		(936)	(2)	(8,756)	(3)	(904)	(4)	(1,995)	(5)	16,315
Real estate impairment	111,719	—		—		—		—		—		—		—		111,719
	328,568	(99,815)		—		—		(2,775)		(18,122)		(3,218)		(5,091)		199,547
Real estate operating loss	(122,208)	(26,769)		—		—		(1,982)		(6,457)		(2,629)		(1,375)		(161,420)
Other income (expense)
Interest expense	(31,954)	—		31,954	(6)	(35,613)	(7)	—		—		—		—		(35,613)
Loss on extinguishment of debt, net	—	—		(45,511)	(8)	—		—		—		—		—		(45,511)
	(31,954)	—		(13,557)		(35,613)		—		—		—		—		(81,124)
Net loss	$(154,162)	$(26,769)		$(13,557)		$(35,613)		$(1,982)		$(6,457)		$(2,629)		$(1,375)		$(242,544)

Basic net loss per common share:	$(1.75)															$(2.76)

Diluted net loss per common share:	$(1.75)															$(2.76)

Weighted average shares outstanding – basic	88,092															88,092
Weighted average shares outstanding – diluted	88,092															88,092

See accompanying notes to the pro forma condensed consolidated statement of operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TEN MONTHS ENDED OCTOBER 31, 2025

(1)    Represents the elimination of income or expenses, as applicable, associated with the Cortland Portfolio.
(2)    Represents the elimination of income or expenses, as applicable, associated with Elme Bethesda.

(3)    Represents the elimination of income or expenses, as applicable, associated with Elme Riverside.

(4)    Represents the elimination of income or expenses, as applicable, associated with 3801 Connecticut Avenue.

(5)    Represents the elimination of income or expenses, as applicable, associated with The Kenmore.

(6)    Represents the interest expense associated with the Prepaid Indebtedness as if the Prepaid Indebtedness were prepaid as of January 1, 2025

(7)    Represents the interest expense, with an assumed interest rate of 6.21%, associated with the Term Loan for the period from January 1, 2025 through October 31, 2025. This rate is the one-month term SOFR of 3.96% on November 12, 2025, plus the current spread of 2.25%. The effect on income of a 0.125% variance in interest rates would result in an increase or decrease of $541.7 thousand for the ten months ended October 31, 2025.

(8)    Represents the write-off of unamortized debt costs and prepayment penalties associated with the repayment or satisfaction and discharge, as appropriate, of the Prepaid Indebtedness.

ELME COMMUNITIES AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2025
(GOING CONCERN BASIS)
(IN THOUSANDS)

	Elme Communities	Disposition of Cortland Portfolio	Existing Debt Prepayment		New Debt Origination	Bethesda Disposition	Riverside Disposition	3801 Connecticut Disposition	Kenmore Disposition	Pro Forma

Net loss	$(154,162)	$(26,769)	$(13,557)		$(35,613)	$(1,982)	$(6,457)	$(2,629)	$(1,375)	$(242,544)
Other comprehensive income:
Unrealized gain on interest rate hedges	598	—	(598)	(1)	—	—	—	—	—	—
Reclassification of unrealized loss on interest rate derivatives to earnings	1,698	—	(1,698)	(1)	—	—	—	—	—	—
Comprehensive loss	$(151,866)	$(26,769)	$(15,853)		$(35,613)	$(1,982)	$(6,457)	$(2,629)	$(1,375)	$(242,544)

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2025

(1)    Represents the write-off of comprehensive income associated with the extinguishment of our two interest rate swaps, with an aggregate notional amount of $150.0 million, associated with the Prepaid Indebtedness.